Exhibit 99.1

From: Stock Admin
Sent: Monday, July 16, 2012 3:31 PM
Subject: Stock Option Exchange - Information Sessions - Conference Room Now Available

As indicated in the attached memo, sent Thursday, July 5, Informational sessions will be available to help eligible employees understand the key components and timeframe of the Stock Option Exchange Program.  Please plan on attending one of these webinars/conference call sessions as designated on the attached.

In addition to the Webinar, we have also scheduled a conference room for those that prefer to attend in person.  If you are unable to attend the Informational Sessions, the materials will be made available on the Stock Option Exchange Program Website at the time the program commences.

The conference room scheduled is: C-200, Building L120.

Kind Regards.

MEMC Electronic Materials, Inc. will file a Tender Offer Statement on Schedule TO with the SEC upon the commencement of the Option Exchange Program. Persons who may be eligible to participate in the Option Exchange Program should read the Tender Offer Statement on Schedule TO, including the offer to exchange and other related materials, when those materials become available because they will contain important information about the Option Exchange Program. We will deliver the tender offer documents to all eligible employees free of charge when the tender offer commences, and anyone will be able to obtain these written materials and other documents filed by MEMC Electronic Materials, Inc. with the SEC free of charge from the SEC's website at www.sec.gov.

Memo to Employees Regarding the Stock Option Exchange Program

July 5, 2012

Subject: Stock Option Exchange Program

I am pleased to announce that our shareholders have approved the proposal to amend our equity incentive plans to permit a one-time voluntary stock option exchange program (“Option Exchange Program”) and the Board of Directors has determined to proceed with the program. The Option Exchange Program will give eligible employees the opportunity to exchange certain outstanding underwater stock options for fewer new stock options with a lower exercise price. This will be a voluntary program — eligible employees will make their own choice whether to participate.

Informational sessions will be available to help eligible employees understand the key components and timeframe of the Option Exchange Program. Please plan on attending one of these webinars/conference call sessions listed below.

Further detailed information about the terms of the Option Exchange Program and how to participate will be provided to eligible employees at the time the Option Exchange Program begins. We have tentatively scheduled the program to begin on July 17, 2012.

We look forward to providing this opportunity to our employees and to communicating with you very soon.

Regards,

Ahmad Chatila

President and Chief Executive Officer

MEMC Electronic Materials, Inc. will file a Tender Offer Statement on Schedule TO with the SEC upon the commencement of the Option Exchange Program. Persons who may be eligible to participate in the Option Exchange Program should read the Tender Offer Statement on Schedule TO, including the offer to exchange and other related materials, when those materials become available because they will contain important information about the Option Exchange Program. We will deliver the tender offer documents to all eligible employees free of charge when the tender offer commences, and anyone will be able to obtain these written materials and other documents filed by MEMC Electronic Materials, Inc. with the SEC free of charge from the SEC’s website at www.sec.gov.

Topic: Stock Option Exchange
Date: Tuesday, July 17, 2012
Time: 9:00 am, Central Daylight Time (Chicago, GMT-05:00)
Meeting Number: XXXXXXX
Meeting Password: XXXXXXX

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To join the online meeting (Now from mobile devices!)

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1. Go to XXXXXXX
2. If requested, enter your name and email address.
3. If a password is required, enter the meeting password: XXXXXXX
4. Click "Join".

To view in other time zones or languages, please click the link: XXXXXXX

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To join the audio conference only

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Audio conference information
USA Toll-Free: XXXXXXXUSA Caller Paid: XXXXXXX
For Other Countries: XXXXXXXAccess Code: XXXXXXX

To add this meeting to your calendar program (for example Microsoft Outlook), click this link:
XXXXXXX

The playback of UCF (Universal Communications Format) rich media files requires appropriate players. To view this type of rich media files in the meeting, please check whether you have the players installed on your computer by going to XXXXXXX.

IMPORTANT NOTICE: This WebEx service includes a feature that allows audio and any documents and other materials exchanged or viewed during the session to be recorded. By joining this session, you automatically consent to such recordings. If you do not consent to the recording, discuss your concerns with the meeting host prior to the start of the recording or do not join the session. Please note that any such recordings may be subject to discovery in the event of litigation.

Topic: Stock Option Exchange
Date: Tuesday, July 17, 2012
Time: 12:00 pm, Central Daylight Time (Chicago, GMT-05:00)
Meeting Number: XXXXXXX
Meeting Password: XXXXXXX

-------------------------------------------------------

To join the online meeting (Now from mobile devices!)

-------------------------------------------------------

1. Go to XXXXXXX
2. If requested, enter your name and email address.
3. If a password is required, enter the meeting password: XXXXXXX
4. Click "Join".

To view in other time zones or languages, please click the link: XXXXXXX

-------------------------------------------------------

To join the audio conference only

-------------------------------------------------------

Audio conference information

USA Toll-Free: XXXXXXX
USA Caller Paid: XXXXXXX
For Other Countries: XXXXXXX
Access Code: XXXXXXX

To add this meeting to your calendar program (for example Microsoft Outlook), click this link:
XXXXXXX

The playback of UCF (Universal Communications Format) rich media files requires appropriate players. To view this type of rich media files in the meeting, please check whether you have the players installed on your computer by going to XXXXXXX.

IMPORTANT NOTICE: This WebEx service includes a feature that allows audio and any documents and other materials exchanged or viewed during the session to be recorded. By joining this session, you automatically consent to such recordings. If you do not consent to the recording, discuss your concerns with the meeting host prior to the start of the recording or do not join the session. Please note that any such recordings may be subject to discovery in the event of litigation.

Topic: Stock Option ExchangeDate: Tuesday, July 17, 2012
Time: 7:00 pm, Central Daylight Time (Chicago, GMT-05:00)
Meeting Number: XXXXXXX
Meeting Password: XXXXXXX

-------------------------------------------------------

To join the online meeting (Now from mobile devices!)

-------------------------------------------------------

1. Go to XXXXXX
2. If requested, enter your name and email address.
3. If a password is required, enter the meeting password: XXXXXXX
4. Click "Join".

To view in other time zones or languages, please click the link: XXXXXXX

-------------------------------------------------------

To join the audio conference only

-------------------------------------------------------

Audio conference information

USA Toll-Free: XXXXXXX
USA Caller Paid: XXXXXXX
For Other Countries: XXXXXXX
Access Code: XXXXXXX

To add this meeting to your calendar program (for example Microsoft Outlook), click this link:
XXXXXXX

The playback of UCF (Universal Communications Format) rich media files requires appropriate players. To view this type of rich media files in the meeting, please check whether you have the players installed on your computer by going to XXXXXXX.

IMPORTANT NOTICE: This WebEx service includes a feature that allows audio and any documents and other materials exchanged or viewed during the session to be recorded. By joining this session, you automatically consent to such recordings. If you do not consent to the recording, discuss your concerns with the meeting host prior to the start of the recording or do not join the session. Please note that any such recordings may be subject to discovery in the event of litigation.

Topic: Stock Option ExchangeDate: Wednesday, July 18, 2012
Time: 6:00 am, Central Daylight Time (Chicago, GMT-05:00)
Meeting Number: XXXXXXX
Meeting Password: XXXXXXX

-------------------------------------------------------

To join the online meeting (Now from mobile devices!)

-------------------------------------------------------

1. Go to XXXXXXX
2. If requested, enter your name and email address.
3. If a password is required, enter the meeting password: XXXXXXX
4. Click "Join".

To view in other time zones or languages, please click the link: XXXXXXX

-------------------------------------------------------

To join the audio conference only

-------------------------------------------------------

Audio conference information

USA Toll-Free: XXXXXXX
USA Caller Paid: XXXXXXX
For Other Countries: XXXXXXX
Access Code: XXXXXXX

To add this meeting to your calendar program (for example Microsoft Outlook), click this link:
XXXXXXX

The playback of UCF (Universal Communications Format) rich media files requires appropriate players. To view this type of rich media files in the meeting, please check whether you have the players installed on your computer by going to XXXXXXX.

IMPORTANT NOTICE: This WebEx service includes a feature that allows audio and any documents and other materials exchanged or viewed during the session to be recorded. By joining this session, you automatically consent to such recordings. If you do not consent to the recording, discuss your concerns with the meeting host prior to the start of the recording or do not join the session. Please note that any such recordings may be subject to discovery in the event of litigation.

Topic: Stock Option ExchangeDate: Wednesday, July 18, 2012
Time: 7:00 pm, Central Daylight Time (Chicago, GMT-05:00)
Meeting Number: XXXXXXX
Meeting Password: XXXXXXX

-------------------------------------------------------

To join the online meeting (Now from mobile devices!)

-------------------------------------------------------

1. Go to XXXXXXX
2. If requested, enter your name and email address.
3. If a password is required, enter the meeting password: XXXXXXX
4. Click "Join".

To view in other time zones or languages, please click the link: XXXXXXX

-------------------------------------------------------

To join the audio conference only

-------------------------------------------------------

Audio conference information
USA Toll-Free: XXXXXXX
USA Caller Paid: XXXXXXX
For Other Countries: XXXXXXX
Access Code: XXXXXXX

-------------------------------------------------------

To add this meeting to your calendar program (for example Microsoft Outlook), click this link:
XXXXXXX

The playback of UCF (Universal Communications Format) rich media files requires appropriate players. To view this type of rich media files in the meeting, please check whether you have the players installed on your computer by going to XXXXXXX.

IMPORTANT NOTICE: This WebEx service includes a feature that allows audio and any documents and other materials exchanged or viewed during the session to be recorded. By joining this session, you automatically consent to such recordings. If you do not consent to the recording, discuss your concerns with the meeting host prior to the start of the recording or do not join the session. Please note that any such recordings may be subject to discovery in the event of litigation.